UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 13, 2008

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 13, 2008, The PNC Financial Services Group, Inc. (the “Company”), and PNC Capital Trust E, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed the public offering of $450,000,000 aggregate liquidation amount of the Trust’s 7  3/4% Trust Preferred Securities (the “Trust Preferred Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated February 6, 2008, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives (the “Representatives”) of the underwriters named in Schedule II thereto (collectively, the “Underwriters”). The Trust Preferred Securities are guaranteed on a subordinated basis by the Company pursuant to a Trust Preferred Securities Guarantee Agreement (the “Guarantee”) between the Company and The Bank of New York, as Guarantee Trustee. The proceeds from the sale of the Trust Preferred Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in $450,010,000 principal amount of the Company’s 7  3/4% Junior Subordinated Notes due March 15, 2068 (the “JSNs”), issued pursuant to the Amended and Restated Junior Subordinated Indenture dated February 13, 2008, as supplemented by the First Supplemental Indenture dated February 13, 2008 (the “Indenture”), between the Company and The Bank of New York, as Trustee. The Trust Preferred Securities, the JSNs and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-139913 and 333-139913-04). We have agreed to redeem the JSNs on March 15, 2038, the scheduled redemption date, but only out of net proceeds from the sale of certain replacement capital securities as defined in the governing documents.

On February 13, 2008, in connection with the closing of the Trust Preferred Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase the Trust Preferred Securities or the JSNs on or after the scheduled redemption date unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached hereto as Exhibit 99.1 to this report.

The foregoing description of the Trust Preferred Securities, the JSNs, the RCC and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of February 6, 2008, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (filed herewith).

4.1	First Amended and Restated Declaration of Trust, dated as of January 9, 2007 (filed herewith).

4.2	Second Amended and Restated Declaration of Trust of PNC Capital Trust E, dated as of February 13, 2008 (filed herewith).

4.3	Amended and Restated Indenture, dated as of February 13, 2008 between the Company and The Bank of New York (filed herewith).

4.4	First Supplemental Indenture, dated as of February 13, 2008 between the Company and The Bank of New York (filed herewith).

4.5	Guarantee Agreement with respect to the Trust Preferred Securities, dated as of February 13, 2008 (filed herewith).

4.6	Form of Trust Preferred Security (included in Exhibit 4.2).

4.7	Form of Junior Subordinated Note (included in Exhibit 4.4).

99.1	Replacement Capital Covenant of the Company, dated as of February 13, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Samuel R. Patterson
	Name:	Samuel R. Patterson
Date: February 13, 2008	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing
1.1	Underwriting Agreement, dated as of February 6, 2008, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.	Filed herewith.

4.1	First Amended and Restated Declaration of Trust, dated as of January 9, 2007.	Filed herewith.

4.2	Second Amended and Restated Declaration of Trust of PNC Capital Trust E, dated as of February 13, 2008.	Filed herewith.

4.3	Amended and Restated Indenture, dated as of February 13, 2008 between the Company and The Bank of New York.	Filed herewith.

4.4	First Supplemental Indenture, dated as of February 13, 2008 between the Company and The Bank of New York.	Filed herewith.

4.5	Guarantee Agreement with respect to the Trust Preferred Securities, dated as of February 13, 2008.	Filed herewith.

4.6	Form of Trust Preferred Security.	Included in Exhibit 4.2.

4.7	Form of Junior Subordinated Note.	Included in Exhibit 4.4.

99.1	Replacement Capital Covenant of the Company, dated as of January 31, 2008.	Filed herewith.